Prospectus February 28, 2020

Miller/Howard Income‑Equity Fund
Class	Ticker Symbol
Class I	MHIEX
Adviser Share Class	MHIDX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.mhifunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-844-MHFUNDS or by sending an e-mail request to funds@mhinvest.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-MHFUNDS or send an email request to funds@mhinvest.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

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Section 1.	Fund Summary
Miller/Howard Income‑Equity Fund
Investment Objective
The primary investment objective of the Miller/Howard Income‑Equity Fund (the “Fund”) is to seek current income, and, secondarily, long‑term total return.
Fees and Expenses of the Income‑Equity Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay brokerage commissions on your purchases and sales of Class I shares of the Fund, which are not reflected in this table.
Shareholder Fees
(fees paid directly from your investment)

	Class I	Adviser Share Class
Account Maintenance Fee(1)	$15	$15
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Adviser Share Class
Management Fees	0.65%	0.65%
Distribution and Service (12b‑1) Fees	None	0.25%
Other Expenses	0.70%	0.70%
Total Annual Fund Operating Expenses	1.35%	1.60%
Fee Waiver [and/or Expense Reimbursement](2)	(0.57%)	(0.57%)
Total Annual Fund Operating Expenses after Fee Waiver [and/or Expense Reimbursement](2)	0.78%	1.03%

(1)	Shareholders may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually.

(2)
MHI Funds, LLC (the “Adviser”) has contractually agreed to waive its fees or cap the Fund’s expenses to the extent that the aggregate expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) (“Fund Operating Expenses”), exceed the “Expense Limit,” which is: 0.78% and 1.03% of the average daily net assets of the Class I and Adviser Share Class shares of the Fund, respectively.

If, in any year in which the Advisory Agreement remains in effect, estimated aggregate Fund Operating Expenses for the fiscal year are less than the lesser of the Expense Limit for that year and the Expense Limit in effect at the time the fees were waived or expenses reimbursed, the Adviser shall be entitled to reimbursement by the Fund, in whole or in part, of the investment management fees waived or reduced, and other payments remitted by the Adviser to the Fund during any of the previous 36 months less any reimbursement previously paid by the Fund to the Adviser.
This agreement will continue in effect until at least February 28, 2021, and may be terminated or modified prior to February 28, 2021 only with the approval of the Board of Trustees of the Trust.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class I shares of the Fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed
Share Class	1 year	3 years	5 years	10 years
Class I	$80	$371	$685	$1,574
Adviser Share Class	$105	$449	$817	$1,852
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher current taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50%.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend or distribution paying equity securities. However, the Fund will focus on investing in dividend paying securities. Distribution paying equity securities include securities making returns of capital distributions, including master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) whose distributions, in part, may be deemed return of capital under current tax law provisions. The Fund may invest in securities of companies with any market capitalization. Equity securities held by the Fund may include common stocks, preferred shares, securities or other instruments whose price is linked to the value of common stock, including registered investment companies, exchange traded funds (“ETF”) and exchange traded notes (“ETN”), including ETNs linked to indexes created by the Adviser’s subsidiary, Miller/Howard Strategic Indexes, LLC. In addition, the Fund may invest up to 25% of its net assets in securities of MLPs. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).
Only investments in registered investment companies, ETFs and ETNs that invest substantially all of their assets in the types of investments identified above as permissible investments will be included in the 80% test.
The Fund may invest in U.S. dollar‑denominated securities of U.S. and foreign issuers, and up to 20% of its total assets may be invested in securities denominated in non‑U.S. dollar currencies. The Fund may invest in securities from any country, including emerging market countries. The Fund’s Adviser, MHI Funds, LLC (the “Adviser”), believes that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Stock prices fluctuate, but dividends add current returns and, over time, increases in dividends can induce increases in the price of the stocks generating those dividends. The Adviser’s research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk‑adjusted performance over time.
The Adviser’s goal is to provide for annual increases in income that exceed the rate of inflation over time. The Adviser relies on a bottom-up fundamental approach to security selection. Its investment process starts by identifying, selecting, and investigating stocks that meet our investment criteria for quality, dividend yield, and prospects for dividend growth. Preference is given to financially strong companies with recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, or market dominance.
The Fund integrates rigorous, fundamental financial analysis with environmental, social and governance ("ESG") analysis. The Adviser analyzes key ESG criteria that may include a company's governance and ethics, environmental record, workplace policies, human rights record, especially relating to international operations, and the nature of tis products and services. The Adviser employs a multi-faceted ESG strategy that includes screening, direct engagement with companies, and active proxy voting. The Adviser considers both the financial and ESG profiles of a candidate in making the final decision.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

Principal Risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.
Active Management Risk: The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Currency Risk: Since a portion of the Fund’s assets may be invested in securities denominated in non‑U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.
Cybersecurity Risk: Cybersecurity breaches can result in unauthorized parties gaining access to information about Fund assets, customers, and/or proprietary trading or other business processes or cause the Fund and/or its service providers to suffer data loss or corruption or lose operational functionality. The Fund and the Adviser have taken steps to minimize these risks.
Depositary Receipts Risk: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Dividend Income Risk: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, dividend or distribution producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.
Emerging Markets Risk: The Fund may invest a portion of its assets in emerging markets. An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
Energy Industry Risk: The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, cleanup and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters damaging the sources of energy supplies will also impact energy companies. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile. This trend is causing producers to curtail production or reduce capital spending for exploration activities. It has caused some energy sector companies to fail due to overleveraging and an extended period of reduced prices may significantly lengthen the time the sector would need to recover after a stabilization of prices. This could increase the time period the Fund would need to see a realization of its investment strategies.
Equity Securities Risk: Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Financial Services Companies Risk: The Fund may invest in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.
REITs Risk: REITs have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.
General Fund Investing Risks: The Fund is not a complete investment program and when you sell your shares of the Fund, they could be worth less than what you paid for them. You may lose some or all of your money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long‑term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Illiquid/Restricted Securities Risk: The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. Illiquid securities may include restricted securities that cannot be sold immediately because of statutory and contractual restrictions on resale.
Investment Company and RIC Compliance Risk: The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. When investing in other registered investment companies, the Fund bears its pro rata share of the other registered investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The Fund may invest in MLPs which presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.
ETF Risk:  The Fund may invest in ETFs. The market price of an ETF's shares may trade at a discount to its net asset value per share. An active secondary trading market may not develop or be maintained, and the lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The Fund will bear its pro rata portion of an ETF's expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. In addition, a passively managed ETF may not accurately track the performance of the reference index.
ETN Risk: The Fund may invest in ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.
Mid-Cap and Small‑Cap Companies Risk: The Fund may take positions in the securities of companies with small-to-large-sized market capitalizations. While the Adviser believes that positions in less-liquid securities may provide significant potential for appreciation, they do involve higher risks and greater loss potential in some respects than do positions in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency of many smaller companies is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of small-capitalization companies, positions in those companies may be less liquid.
Market Risk: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.
MLPs Risk and Sector Risk: An investment in units of MLPs involves certain risks that differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, certain tax risks are associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after‑tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag behind the performance of other sectors or the broader market as a whole.
MLP Affiliate Risk: The performance of securities issued by MLP affiliates, including MLP i‑shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate. Securities of MLP i‑shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
Non‑U.S. Investment Risk: Because the Fund can invest its assets in non‑U.S. instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.
Non‑U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non‑U.S. markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.
Tax Risk: The Fund will make distributions that under current law may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gain (which may be taxable at different rates, depending on the length of time the Fund holds its assets). In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares, even if you sell the shares at a loss from your original investment. Changes to current law could affect the treatment of distributions. See “Taxes and Tax Reporting” below and the Statement of Additional Information for additional information with respect to taxes.
Utilities Risk: The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
Fund Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the total return for Class I Shares of the Fund for the annual periods ended December 31, 2019. Following the bar chart are the Fund's highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Fund's average annual total returns over time compare with a broad-based securities market index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.mhifunds.com or by calling the Fund toll-free at 844-MHFUNDS.
Calendar Year Total Return as of December 31

Best Quarter		Worst Quarter
Q1 2019	9.33%	Q4 2018	-11.93%

Average Annual Total Returns for the periods ended December 31, 2019
Class I	One Year	Since Inception (12/31/2015)
Return Before Taxes	23.00%	8.83%
Return After Taxes on Distributions	21.75%	7.67%
Return After Taxes on Distributions and Sale of Fund Shares	14.42%	6.70%
Adviser Share Class
Return Before Taxes	22.65%	8.55%
Russell 1000 Index	31.43%	14.29%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. After-tax returns are shown only for the Class I; after-tax returns for the Adviser Class will vary to the extent it has different expenses. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser
MHI Funds, LLC

Portfolio Managers – Name and Title	Portfolio Manager of the Fund Since
Lowell G. Miller, Chief Investment Officer, Portfolio Manager	Inception in December 2015
Gregory L. Powell, PhD, Deputy CIO/Portfolio Manager	Since September 2017
John R. Cusick, CFA, Portfolio Manager/Research Analyst	Inception in December 2015
Adam K. Fackler, CFA, Portfolio Manager/Research Analyst	Since January 2020
John E. Leslie, III, CFA, Portfolio Manager/Research Analyst	Inception in December 2015
Michael Roomberg, CFA, Portfolio Manager/Research Analyst	Inception in December 2015
Bryan J. Spratt, CFA, Portfolio Manager/Research Analyst	Inception in December 2015

Information Relevant to the Fund
Purchase and Sale of Fund Shares
For more information, please see When Purchases are Effective. Minimum and subsequent investment amounts for the Fund is as follows:

	Minimum Initial Investment	Minimum IRA Investment	Minimum Subsequent Investment
Adviser Share Class	$2,500	$500	None
Institutional Class Shares (“Class I”)	$100,000	$5,000	None
General Information
You may purchase and redeem shares of the Fund on any business day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “Purchasing Shares” and “Redeeming Shares” of the Fund's Prospectus. Purchases and redemptions may be made by calling 1‑844-MHFUNDS, or by mailing an application or redemption request to the following address:
via Overnight or UPS/FedEx Delivery
Miller/Howard Funds Trust
P.O. Box 701
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701
You also may purchase and redeem shares through a financial intermediary. The minimum requirements may be waived by the Adviser and the financial intermediary.
Tax Information
The Fund normally distributes net realized capital gains, if any, to shareholders annually. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax‑deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker‑Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

Section 2.	Additional Information about the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund's investment and risk management strategies. However, this Prospectus does not describe all of the Fund's investment practices. For additional information on these matters, please see the Statement of Additional Information, which is available by calling MHI Funds, LLC at 1-845-679-9166, or writing to MHI Funds, LLC. at P.O. Box 549, Woodstock, NY 12498 or visiting www.mhifunds.com.

Additional Information about the Investment Policies and Strategies of the Fund
The primary investment objective of the Fund is to seek current income, and, secondarily, long‑term total return. The investment policies of the Fund may be changed by the Board of Trustees (the “Board”) without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.
The below percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
Principal Investment Strategies of the Fund
80% Policy: The Fund has policies that require it to invest, in normal market conditions, at least 80% of its net assets in dividend or distribution paying equity securities. Although the Fund currently does not intend to utilize financial leverage, for purposes of this policy, “net assets” includes the amount of any borrowings for investment purposes. The Fund’s shareholders will be notified of any changes to this policy at least 60 days in advance of the change and this Prospectus will be supplemented.
Equity Securities: Equity securities held by the Fund may include common stocks, preferred shares, shares of other investment companies and securities or other instruments whose price is linked to the value of common stock, depository receipts, and securities of MLPs. The Fund's investments in other investment companies may include ETFs and ETNs, including ETNs linked to indexes created by the Adviser’s subsidiary, Miller/Howard Strategic Indexes, LLC. In the event that the Fund invests in an ETN linked to a Miller/Howard Strategic Indexes, LLC index, the Adviser will waive the investment advisory fee payable by the Fund in an amount equal to any licensing fee it receives with respect to the affiliated ETN.
The Fund may invest in securities of companies with any market capitalization. The Fund may invest in U.S. dollar‑denominated securities of U.S. and foreign issuers, U.S. dollar‑denominated American Depositary Receipts and U.S. dollar‑denominated non‑U.S. stocks traded on U.S. exchanges. The Fund may invest up to 20% of its total assets in securities denominated in non‑U.S. dollar currencies. The Fund may invest in securities from any country.
The Fund may invest up to 25% of its total assets in securities of MLPs. MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends generally on the amount of cash flow generated from such company’s operations. The Fund will treat MLP units as equity securities, and will treat dividends and distributions received by the Fund from any investments in MLP units, as to be in compliance with the Fund’s 80% policy. The Fund may also invest in “i‑shares” issued by affiliates of MLPs, which represent an indirect ownership of MLP limited partnership interest. Although i‑shares have similar features to MLP common units with respect to distributions, holders of i‑shares receive distributions in the form of additional i‑shares equal to the cash distributions received by the MLP common unit holders. To the extent the issuers of i‑shares have elected to be treated as corporations for U.S. federal income tax purposes, the Fund’s investments in i‑shares are not subject to the 25% limitation.
Non‑Principal Investment Strategies

In addition to the main strategies discussed above, the Fund may use certain other investment strategies. The Fund may also engage in the following investments/strategies:
Borrowing: The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions.
Derivatives: The Fund may, but is not required to, use derivative instruments, which may include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, equity, currency, interest rate and credit default swaps), options on swaps, contracts for difference, and other derivative instruments (including commodity‑linked instruments, such as structured notes), as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the Fund. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over‑the‑counter derivatives. The Fund may use derivatives to the extent permitted under the Investment Company Act of 1940, as amended.
Derivatives transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund may write (sell) call and put options and purchase put and call options. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period at a specified price. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period at a specified price. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over‑the‑counter. The Fund may strategically sell put and call options, the notional amount (i.e., the nominal or face amount that is used to calculate payments made on a financial instrument) of which is expected to typically not be greater than 5% of the Fund’s total assets immediately after such a sale. As the Fund sells options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.
Futures contracts generally are standardized, exchange‑traded contracts that provide for the sale or purchase of a specified financial instrument, index or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. The Fund may engage in futures transactions on both U.S. and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
Swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market, and can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Equity swaps allow the parties to the swap agreement to exchange the dividend income or other components of return on an equity investment or basket of equity securities or equity securities index for a component of return on another non‑equity or equity investment. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed‑rate payments for floating rate payments. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security.
Credit default swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or issuers or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. For example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts.
Although the Adviser seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the Adviser will engage in any of these practices or that these practices will achieve the desired result.
Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments. To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
Illiquid/Restricted Securities: The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements) and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the Fund determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.
Investment Companies: The Fund has the ability to invest in other investment companies, such as ETFs, unit investment trusts and open‑end and closed‑end funds. To the extent such investment companies invest primarily in securities of the types, in which the Fund may invest directly, these investments will satisfy the Fund's investment policies on direct investments.
Short‑Term Securities: The Fund will normally invest a portion of its assets in short‑term debt securities, money market securities, including repurchase agreements, or cash. The Fund expects to invest in such securities or cash when the Fund's management is unable to find enough attractive long‑term investments to reduce exposure to stocks when the Fund's management believes it is advisable to do so or to meet redemptions. Except during temporary defensive periods, such investments will not exceed 20% of the Fund’s assets. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective.
Temporary Defensive Policy, Cash Equivalents and Short‑Term Investments: Under normal conditions, the Fund expects to invest substantially all of its assets with the goal of attaining its respective investment objective. The remainder of the Fund’s assets may be held as cash or invested in short‑term securities or cash equivalents. The percentage of the Fund invested in such holdings varies and depends heavily on current market conditions, among other factors. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of their assets in these securities or it may hold cash. During such periods, the Fund may not be able to achieve their investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short‑term investments, see the Statement of Additional Information.

Additional Information about the Risks
Risk is inherent in any investment. Investing in a mutual fund – even the most conservative – involves a number of risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Global turbulence in financial markets and reduced liquidity in credit and fixed‑income markets may negatively affect a broad range of issuers, which could have an adverse effect on the Fund. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund. Because of these and other risks, you should consider an investment in the Fund to be a long‑term investment.
Principal Risks of Investing in the Fund
Below is information regarding the principal risks of investing in the Fund.
Currency Risk: The value of non‑U.S. assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in non‑U.S. currency rates and exchange control regulations, application of non‑U.S. tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Non‑U.S. currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Costs are incurred in connection with conversions between currencies.
ETF Risk:  The Fund may invest in ETFs. The market price of an ETF's shares may trade at a discount to its net asset value per share. An active secondary trading market may not develop or be maintained, and the lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The Fund will bear its pro rata portion of an ETF's expenses and therefore the Fund's expenses may be higher than if it invested directly in securities. In addition, a passively managed ETF may not accurately track the performance of the reference index.
ETN Risk: The Fund may invest in ETNs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.
Emerging Markets Risk: Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems, currency volatility and limited equity opportunities (many large companies may still be “state‑run” or private). Also, local stock exchanges may not offer liquid markets for outside investors.
Equity Securities Risk: Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.Illiquid/Restricted Securities Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities, which is limited to 15% of its net assets, may reduce the return of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.
Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Market Risk: The market values of securities owned by the Fund may decline, at times sharply and unpredictably. Under normal conditions, markets generally move in cycles over time, with periods of rising prices followed by periods of declining prices. These fluctuations could be a sustained trend or a drastic movement and the value of your investment may reflect these fluctuations.
Mid-Cap and Small‑Cap Companies Risk: The Fund may take positions in the securities of companies with small-to-large-sized market capitalizations. While the Adviser believes that positions in less-liquid securities may provide significant potential for appreciation, they do involve higher risks and greater loss potential in some respects than do positions in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency of many smaller companies is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of small-capitalization companies, positions in those companies may be less liquid.
MLPs Risk and Sector Risk: An investment in MLP units involves certain risks that differ from an investment in the securities of a corporation:
Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. MLPs may be adversely affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, and may be impacted by the levels of supply and demand for commodities. MLPs engaged in the exploration, development, management or production of energy commodities and natural resources face the risk that commodity reserves are depleted over time. The performance of MLPs operating in the real estate sector may be linked to the performance of the real estate markets, including the risk of falling property values and declining rents and the risk from changes in interest rates or inflation.
MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to enhance distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.
Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, and subject to corporate level tax on its income. The classification of an MLP as a corporation for U.S. federal income taxation purposes could have the effect of reducing the amount of cash available for distribution by the MLP to its unit holders, such as the Fund.
MLPs operating in the energy and natural resource sectors are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment, and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss or life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector.
MLP Affiliate Risk: The performance of securities issued by MLP affiliates, including MLP i‑shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate. Securities of MLP i‑shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
Active Management Risk: The Fund is actively managed portfolios and their success depends upon the investment skills and analytical abilities of the Fund's Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.
Cybersecurity Risk: Cybersecurity breaches can result in unauthorized parties gaining access to information about Fund assets, customers, and/or proprietary trading or other business processes or cause the Fund and/or its service providers to suffer data loss or corruption or lose operational functionality. The Fund and the Adviser have taken steps to minimize these risks.
Depositary Receipts Risk: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Dividend Income Risk: Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, dividend or distribution producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.
Energy Industry Risk: The Fund may invest in energy companies and energy producers, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reserve and depletion risk, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, cleanup and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters damaging the sources of energy supplies will also impact energy companies. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recently oil prices have been extremely volatile. This trend is causing producers to curtail production or reduce capital spending for exploration activities. It has caused some energy sector companies to fail due to overleveraging and an extended period of reduced prices may significantly lengthen the time the sector would need to recover after a stabilization of prices. This could increase the time period the Fund would need to see a realization of its investment strategies.
Financial Services Companies Risk: The Fund may invest in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.
General Fund Investing Risks: The Fund is not a complete investment program and when you sell your shares of the Fund, they could be worth less than what you paid for them. You may lose some or all of your money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by the Fund’s shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long‑term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.
Investment Company and RIC Compliance Risk: The Fund may be subject to increased expenses and reduced performance as a result of its investments in other registered investment companies and MLPs. When investing in other registered investment companies, the Fund bears its pro rata share of the other registered investment company’s fees and expenses including the duplication of advisory and other fees and expenses. The Fund may invest in MLPs which presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, which allows the Fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the Fund fails to qualify as a RIC, the Fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the Fund’s expenses will reduce its performance and its income available for distribution to shareholders.
Non‑U.S. Investment Risk: Because the Fund can invest its assets in non‑U.S. instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad.
Non‑U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non‑U.S. markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing their legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund's investments.
Tax Risk: The Fund will make distributions that under current law may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gain (which may be taxable at different rates, depending on the length of time the Fund holds its assets). In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares, even if you sell the shares at a loss from your original investment. Changes to current law could affect the treatment of distributions. See “Taxes and Tax Reporting” below and the Statement of Additional Information for additional information with respect to taxes.
Utilities Risk: The Fund may invest in securities of utilities companies. The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Other Risks of Investing in the Fund
Below are additional risks of investing in the Fund.
Borrowing Risk: Borrowing may exaggerate changes in the net asset value of the Fund’s shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy their obligations.
Derivatives Risk: A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund's use of derivatives may result in losses to the Fund and increased portfolio volatility. Derivatives in which the Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund's other investments. Derivative instruments, such as over‑the‑counter swap agreements, contracts for difference, forward contracts, structured notes and other over‑the‑counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. If the Fund has a limited number of eligible counterparties with which to enter into derivatives transactions, the Fund's counterparty risk will be magnified and, under certain conditions, the loss of one or more counterparties could materially impair the Fund's ability to pursue one or more of the investment strategies described in this Prospectus. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange‑traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over‑the‑counter derivative transactions. Certain types of derivatives, including over‑the‑counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks and counterparty risk, they are subject to illiquidity risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. Future rules and regulations of the Securities and Exchange Commission may require the Fund to alter, perhaps materially, its use of derivatives. In such an event, the Fund's ability to pursue one or more of the investment strategies described in this Prospectus may be impaired and, as a result, the Fund may seek to pursue different investment strategies or otherwise alter or discontinue their investment operations.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivatives contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To mitigate its counterparty risk, the Fund generally intends to enter into derivatives transactions (if any) with a variety of parties.
Covered Calls, Puts and Other Option Transactions: If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the investment adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge. An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.
Several other risks are associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given option transaction not to achieve its objectives. A decision as to whether, when and how to use covered options involves the exercise of skill and judgment, and even a well‑conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but it has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
There can be no assurance that a liquid market will exist when Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange‑traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The Fund's ability to terminate over‑the‑counter options may be more limited than with exchange‑traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities do, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
There are special risks associated with uncovered option writing that expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.
Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option‑related program they undertake.
Expense Risk: The Fund’s expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of the Fund’s net assets.
Health Care Companies Risk: The Fund may invest in health care companies, including those that are involved in medical services or biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited numbe of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the healthcare sector.
Information Technology Companies Risk: Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions.
Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.
When‑Issued and Delayed Delivery Securities and Forward Commitments Risks: When‑issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it sets aside to pay for the security and any gain in the security’s price.
Fees and Expenses of the Fund

In addition to fees payable under the Fund's Rule 12b‑1 Distribution and Service Plans and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation: (i) the fees and expenses of its independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to existing shareholders annual and semi‑annual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Fund's administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Fund on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.
Management of the Fund
The Fund's investment adviser is MHI Funds, LLC, 10 Dixon Avenue, Woodstock, NY 12498. The Adviser serves in that capacity pursuant to investment advisory agreements with Miller/Howard Funds Trust (the “Trust”) on behalf of the Fund. Subject to the authority of the Trust’s Board of Trustees (the “Board” or “Trustees”), the Adviser develops the Fund’s investment program and provides guidance and policy direction in connection with its daily management of the Fund's assets. The Adviser is also responsible for the selection of broker‑dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board. A discussion of the Board’s consideration and approval of the investment advisory agreements between the Adviser and the Trust, on behalf of the Fund, is included in the Fund's annual report to shareholders for the period ended October 31, 2019.
The Adviser is a wholly owned subsidiary of Miller/Howard Investments ("Miller/Howard"). Miller/Howard is wholly owned by an employee stock ownership plan. Miller/Howard was founded in 1984 as an institutional research boutique firm providing quantitative and technical research to Fortune 500 companies. Miller/Howard has managed long‑only equities since 1991. Miller/Howard’s total firm assets as of December 31, 2019 were approximately $4.2 billion including $0.4 billion in assets under advisement. The Adviser is wholly owned by Miller/Howard and is managed by senior executives of Miller/Howard. The Adviser has access to all of Miller/Howard’s portfolio management and research staff as well as all other employees and resources.
Information regarding the portfolio managers for the Fund is provided below. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI.
The Fund pays to the Adviser a fee, payable monthly in an annual amount equal to 0.65% of the Fund’s daily net assets.
The Adviser has entered into a written expense limitation agreement with the Trust on behalf of the Fund (the “Expense Limitation Agreement”). Expenses pursuant to the Expense Limitation Agreement exclude interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses of the Fund to 0.78% for Class I and 1.03% for the Adviser Share Class, respectively. This waiver will continue in effect until at least February 28, 2021, and may be terminated or modified prior to February 28, 2021 only with the approval of the Board.
As a result of the Expense Limitation Agreement, the Adviser was paid a management fee equal to 0.08% of the Fund’s average daily net assets during the fiscal year ended October 31, 2019.
Under certain circumstances, the Adviser may recoup amounts reimbursed under the Expense Limitation Agreement. Please refer to “Fees and Expenses of the Fund” in the “Summary” section of this Prospectus for more information regarding the Expense Limitation Agreement.
The Adviser furnishes offices, necessary facilities and equipment; provides administrative services to the Fund; provides personnel, including certain officers required for the Fund’s administrative management; and pays the compensation of all officers and trustees of the Fund who are its affiliates.

Below is information about the investment team for the Fund. The investment team is jointly and primarily responsible for the day-to-day management of the Fund.

•
Lowell G. Miller, Chief Investment Officer. Mr. Miller has been the Chief Investment Officer and Director of Research of Miller/Howard since founding the firm in 1984. He received a Bachelor of Science from Sarah Lawrence College and a Juris Doctor from New York University School of Law. He has continuously pursued the notion of disciplined investment strategies for over 30 years. He authored three acclaimed books on investing, including The Single Best Investment , 2nd ed. (Print Project, 2006). Mr. Miller has been responsible for portfolio construction at Miller/Howard since inception. It is expected that on or about November 15, 2020, Mr. Miller will resign from his current position as Chief Investment Officer of Miller/Howard, and will no longer serve as a portfolio manager to the Fund. Mr. Miller intends to continue as the Fund's President, and Trustee and Chairman of the Fund's Board of Trustees, and he will continue to serve on Miller/Howard's Board of Directors.

•
Gregory L. Powell, PhD, joined Miller/Howard’s portfolio team in 2017.  Mr. Powell comes to Miller/Howard with a distinguished career as a senior portfolio manager and director of research at AllianceBernstein (AB). During his 19-year term at AB, he managed a team of 12 analysts and a suite of products with $11 billion in AUM, including equity income, long-only value, diversified value, and long/short hedge funds. He served as head of fundamental value research at AB, redesigning the analyst role with an emphasis on investment success and training analysts in all aspects of the position. Prior to AB, Mr. Powell worked for 12 years at General Motors in Detroit and São Paulo, Brazil. He began his career as a senior economist and became general director of market research and forecasting. Mr. Powell holds a BA in Economics/Mathematics from the University of California Santa Barbara, and a PhD and MA in Economics from Northwestern University. It is anticipated that on or about November 15, 2020, Mr. Powell will assume the role of Chief Investment Officer of Miller/Howard.

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John R. Cusick, CFA, has been a research analyst with Miller/Howard since 2013 and was promoted to portfolio manager in 2015. He received a Bachelor of Arts in Finance and Marketing from Temple University, and a Master of Business Administration in Finance from Fordham University School of Business in New York City. Mr. Cusick spent more than a decade at Oppenheimer & Co. in New York, where he started his career as a junior analyst working on the energy team, and then as a senior research analyst specializing in the midstream sector. Prior to joining Miller/Howard, he served as senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production.

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Adam K. Fackler, CFA, has been a research analyst with Miller/Howard since 2016 and was promoted to portfolio manager in 2020. He received a Bachelor of Science in Business Administration with a minor in Economics from Bucknell University. Prior to joining Miller/Howard, Mr. Fackler worked at Rodman & Redshaw, KLR Group and MLV & Co. focusing on exploration and production companies.

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John E. Leslie III, CFA, has been a research analyst and portfolio manager with Miller/Howard since 2004. He received a Bachelor of Science in Finance from Suffolk University and a Master of Business Administration from Babson College. He began his career in investments over 30 years ago and has been focused on equity income stocks since 1991. Prior to Miller/Howard, Mr. Leslie was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (a division of M&T Bank) and Dewey Square Investors (a division of UAM). He brings expertise in both fundamental and quantitative research skills.

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Michael Roomberg, CFA, has been a research analyst with Miller/Howard since 2013 and promoted to portfolio manager in 2015. He received a Bachelor of Arts in International Relations, Economics, and Finance from University of Wisconsin‑Madison, and a Master of Business Administration from Georgetown University’s McDonough School of Business (with honors). Mr. Roomberg began his career as a research associate in 2008, at Boenning & Scattergood, a financial services firm in greater

Philadelphia. There he specialized in Energy Exploration & Production and Water Utilities & Industrials. Prior to joining Miller/Howard, he served as Head of Water/Infrastructure Equity Research at Ladenburg Thalmann & Co. in New York City.

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Bryan J. Spratt, CFA, has been a research analyst and portfolio manager with Miller/Howard since 2004. He received a Bachelor of Arts in Economics/Computer Science from Spring Arbor College (graduating summa cum laude). He has worked as an analyst and portfolio manager since 1990. At Munder Capital (1994‑2001), Mr. Spratt was a member of the Energy and Power Team that developed and managed the Munder Power Plus Fund, among other portfolio management responsibilities. From 2001‑2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds.

Board of Trustees
The Fund is a series of the Trust, an open‑end management investment company organized as a Delaware statutory trust on November 23, 2015. The Board supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund's business affairs.

Fund Service Providers
Administrator and Transfer Agent
US Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services ("Fund Services"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund's administrator, transfer agent, and fund accounting agent. Administrative services of Fund Services include (i) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (ii) recordkeeping, (iii) regulatory, compliance and reporting services, (iv) processing shareholder account transactions and disbursing dividends and distributions, and (v) supervising custodial and other third‑party services.
Distributor
Foreside Fund Services, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker‑dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with any other service provider for the Trust.
Custodian
U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212-3958, is custodian of the Fund’s investments and cash.  The custodian acts as the Fund’s depository, safe keeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.
Independent Registered Public Accounting Firm
The Board has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Fund. Deloitte is expected to render an opinion annually on the financial statements of the Fund. Deloitte’s principal address is 555 East Wells Street, Milwaukee, WI 53202.

Section 3.    Shareholder Information
Valuation of Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share. NAV is calculated for each class of the Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for that class. The result, rounded to the nearest cent, is the NAV per share. NAV is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. However, NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares. All valuations are subject to review by the Trustees or their delegate.
All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. For Class I shares and the Adviser Share Class, the price you pay to sell shares is also the NAV. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares.
The Trustees have adopted procedures for valuing investments and have delegated to Fund Services, the Fund's administrator, under supervision by the Adviser, the daily valuation of such investments. The Fund uses independent pricing services to value most loans and other debt securities at their market value. In determining market value, the pricing service for loans considers information obtained from broker‑dealers and the pricing service for debt obligations considers various factors and market information relating to debt obligations.
In certain situations, the Adviser, may use the fair value of a security or loan if such security or a loan is not priced by a pricing service, if the pricing service’s price is deemed unreliable or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect NAV. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because non‑U.S. loans and securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed. The Trust expects to use fair value pricing primarily when a security is not priced by a pricing service or a pricing service’s price is deemed unreliable. The Adviser has established a Valuation Committee that oversees the valuation of investments.
Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last price determined by the pricing service or the last bid or ask price in the market. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Frequent Trading” section of this Prospectus. While funds that invest in non‑U.S. securities may be at a greater risk for arbitrage activity, such activity may also arise in funds that do not invest in non‑U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly traded securities, such as certain small‑capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s perceived market value, short‑term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long‑term shareholders. The Fund's fair value pricing and frequent trading policies and procedures may not completely eliminate short‑term trading in certain omnibus accounts and other accounts traded through intermediaries.
Other securities held by the Fund are generally valued at market value. Certain short‑term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. The value of the securities of other open‑end funds held by the Fund, if any, will be calculated using the NAV of such open‑end funds, and the prospectuses for such open‑end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
Purchases, exchanges, redemptions or other account activity may be processed through your financial intermediary or plan sponsor or directly through the Trust. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
Share Classes
The Fund offers two classes of shares: (i) Institutional Share Class (the “Class I Shares”) and (ii) the Adviser Share Class. It is important to consult with your financial intermediary representative for information about these classes of shares to determine, if either is an appropriate investment choice. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Class I Shares
Class I shares are available only to investors listed below. The following investors may purchase Class I shares or if approved by the Adviser:

•	qualified retirement plans that are clients of third‑party administrators that have entered into agreements with the Adviser and offer institutional share class pricing (no sales charge or 12b‑1 fee);

•
bank trust departments and trust companies that have entered into agreements with the Adviser and offer institutional share class pricing to their clients (if another retirement plan of the sponsor is eligible to purchase Class I shares);

•	college savings plans that qualify for tax‑exempt treatment under Section 529 of the Internal Revenue Code;

•	other collective investment funds or separately managed accounts advised or managed by the Adviser;

•
investors purchasing shares through an asset‑based fee program which regularly offers institutional share classes and which is sponsored by a registered broker‑dealer or other financial institution that has entered into an agreement with the Adviser;

•	clients of a financial representative who are charged a fee for consulting or similar services;

•	corporations, endowments and foundations that have entered into an arrangement with the Adviser; and

•	Other investors as permitted by the Adviser.
Certain intermediaries that have entered into an agreement with the Distributor may use Class I shares on their platforms without regard to the stated minimums. Trust companies or bank trust departments that purchased Class I shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for Class I shares of other Miller/Howard Funds. Class I shares may allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub‑accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.
Adviser Share Class
The Adviser Share Class is available primarily to clients of financial intermediaries that:

•	offer clients an opportunity to purchase funds within a retail brokerage account; or

•
charge clients an ongoing fee for advisory, investment, consulting or similar services or have entered into an agreement with the Fund’s distributor to offer such classes of shares through a no‑load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations.

The Adviser Share Class is also offered to private and institutional clients of, or referred by, the Adviser, or its affiliates, and to the Trustees and trustees/directors of affiliated open and closed‑end funds, and directors, officers and employees of the Adviser, and its affiliates. Minimums may be waived if you purchase shares of the Fund through a financial intermediary or through certain types of retirement plans and wrap accounts. Shares may also be purchase directly through the Fund. The Fund's minimum may also be waived if a shareholder participates in the automatic investment plan.
Distribution, Service and Administrative Fees
Distribution and Service Plan
The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b‑1 (the “Distribution Plan”) under the 1940 Act for the Adviser Share Class. The Distribution Plan provides that the Fund may compensate the Distributor at an annual rate up to 0.25% of the average daily net assets of the Fund’s Adviser Class Shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's shares (this compensation is commonly referred to as “12b‑1” fees). The Distributor does not retain excess 12b-1 fees as profit. Instead, these fees are held in retention for distribution related expenses. Rule 12b-1 fees may be paid to broker‑dealers, banks and any other financial intermediary eligible to receive such fees for sales of shares of the Fund and for services provided to shareholders.
Because 12b‑1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
For Class I shares, certain intermediaries pursuant to an agreement with the Fund or its service providers may charge administrative fees for certain services such as recordkeeping, sub‑accounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the Fund. Order processing which may be subject to such administrative fees includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, as well as those processed on a manual basis. Because the form and amount charged vary by intermediary, the amount of the administrative fees borne by the class is an average of all fees charged by applicable intermediaries. The Fund may pay a financial intermediary increased fees if the financial intermediary converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs.
Purchases
Generally, purchases of Class I shares may only be made through financial intermediaries and by certain institutional investors. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. The Fund has only authorized certain financial intermediaries to receive purchase orders on the Fund’s behalf. As discussed under “Payments to Financial Intermediaries,” the Adviser and its affiliates, pursuant to agreements with certain intermediaries, may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Fund. When considering Fund recommendations made by these intermediaries, you should consider such arrangements.
Because the Fund is not intended for frequent trading, the Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For more information about the Trust’s policy on frequent trading, refer to “Frequent Trading.”

Minimum and Maximum Investment Requirements

	Minimum Initial Investment	Minimum IRA Investment	Minimum Subsequent Investment
Adviser Share Class	$2,500	$500	None
Class I Shares	$100,000	$5,000	None
There is a $100,000 minimum investment requirement for institutional investors purchasing Class I shares. Financial intermediaries may enter into agreements that allow for the waiver of minimum investment requirements on the sale of Fund shares. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same fund. Absent an agreement permitting the waiver of minimum investment requirements, accounts offered through an intermediary institution must meet the minimum investment requirements of $5,000 for tax‑deferred accounts. Directors, officers and employees of the Adviser and its affiliates, as well as Trustees and officers of the Trust, may purchase Class I shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact the Trust at 1-845-679-9166. There may be exceptions to these minimums for certain tax‑deferred, tax‑qualified and retirement plans and accounts held through wrap programs. For additional information, contact your intermediary, plan sponsor or administrator or the Trust.
Anti‑Money Laundering Program. In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-844-MHFUNDS if you need additional assistance when completing your Application. Some financial intermediaries may require that you provide other documents that help to establish your identity.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.
Purchases through Financial Intermediaries:
You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker‑dealer, bank or other financial institution that purchases shares for its customers. Before investing in the Fund through a financial intermediary, you should carefully read any materials provided by the intermediary together with this Prospectus.
When shares are purchased this way, the financial intermediary may:

•	impose a commission on the sale of Class I shares;

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut‑off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. (Eastern Time). These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed the next business day. It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Fund in a timely manner. Any change in price due to the failure of the financial intermediary to timely send an order to the Fund must be settled between the investor and the financial intermediary placing the order.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates, which may result in a conflict of interest for the intermediary.
Fund Direct Purchases. You also may invest directly with the Fund. Carefully read and complete the New Account Application accompanying this Prospectus when requested by prospective shareholders. You can obtain a copy of the New Account Application by calling the Trust at 1-844-MHFUNDS on days the Fund is open for business or by visiting www.mhifunds.com.
Initial Purchases for New Accounts. The Trust must receive a completed New Account Application in good order before it can process an initial investment. You may pay for your initial investment in the following ways:
By Check:

•	Make your check payable to the Fund. A check must accompany the New Account Application, unless you are paying by bank wire.

•
All checks must be in U.S. Dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

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The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

•	Mail the New Account Application and check to:
Miller/Howard Funds Trust
c/o U.S. Bank Global Fund Services
P O Box 701
Milwaukee, WI 53201-0701
OR

•	For overnight or UPS/FedEx delivery:
Miller/Howard Funds Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street 3rd Floor
Milwaukee, WI 53202-5207

•
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

•
If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected. This may take up to 12 calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment.

By Bank Wire:
To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 E. Wisconsin Avenue
ABA #: 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #: 112-952-137
Further credit: Miller/Howard Funds Trust
Shareholder name and account number
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
When making your initial investment in the Fund, you may choose to participate in the Automatic Investment Plan. For more information about the Automatic Investment Plan, see Other Client Services – Automatic Investment Plan
The Fund reserves the right, in its sole discretion, to reject any application to purchase shares.
Telephonic Purchases
Investors may purchase additional shares of the Fund by calling 1-844-MHFUNDS. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.
Telephone trades received after market close will receive the net asset value calculated on the next business day. Once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.
Subsequent Investments. Once an account has been opened, you may purchase additional shares at any time by mail or telephone. If paying for your subsequent investment by wire, please follow the instructions listed above. When making additional investments by mail, send your check made payable to the Fund at:
Miller/Howard Funds Trust
P.O. Box 701
Milwaukee, WI 53201-0701
After your account is opened, you also may make subsequent investments by Automated Clearing House (ACH) from a bank or other financial institution which is a member of ACH.

•	To purchase shares of a Fund by ACH, call the Trust at 1-844-MHFUNDS for instructions.

•	The transfer agent will electronically debit your account at the financial institution identified on the account application for the amount of your purchase.

•
Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the transfer agent. Investments or redemptions via ACH may take up to three (3) business days to settle.

•	The Trust does not charge a fee for the receipt of ACH funds.

•	Your bank may impose an ACH charge.
Each additional purchase request must contain the name on the account and the correct account number and Fund name to permit proper crediting to the account. Any subsequent investment received not in good order may result in a delay in processing the transaction. All additional purchases are made at the NAV next determined after receipt of a purchase order by the Fund or authorized financial intermediaries.
When Purchases are Effective. The trade date for any purchase request received in good order will depend on the day and time the Trust receives your request and payment method. Your order to purchase shares is priced at the NAV next calculated after your order is received in good order by the Trust or a financial intermediary, plus the imposition of any commission on the sale of Class I shares that may be charged by a financial intermediary. Only purchase orders received by the Trust or a financial intermediary in good order before 4:00 p.m. Eastern Time will be effective at that day’s NAV.
For purchases by check, if the purchase request is received by the Trust on a business day before the Fund closes regular trading on the NYSE (generally 4:00 p.m. Eastern Time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, the trade date for the purchase will be the next business day after the Trust receives the purchase request.
On occasion, the NYSE will close before 4:00 p.m. (Eastern Time). When that happens, purchase requests received by the Trust or an authorized agent of the Trust after the NYSE closes will be effective the following business day.
Generally, investments received by mail must be in “good order”, which means that the application is complete and accompanied by payment.
In the event that an order is placed by the cut‑off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, your order will not be effective until the next business day on which federal funds are timely received by the Fund.
Other Purchase Information
The Fund may limit the amount of purchases or refuse to sell shares to any person and for any reason. The Fund does not accept cash. Checks must be made payable to the Fund in U.S. dollars and drawn on a U.S. bank. The Fund has the right to stop offering shares or offer shares only on a limited basis, for a period of time or permanently for sale at any time. If shares are purchased with federal funds, they may be redeemed at any time thereafter as explained below.
Under applicable anti‑money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or cancelled and the monies may be withheld.
HOW TO REDEEM SHARES
You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a “redemption” because the Fund buys back its shares. Redemptions may be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable. It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares. Contact your financial intermediary or refer to the appropriate plan documents for details.
Shares of the Fund are redeemable on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Fund or its agents, plus any imposition of a commission on the redemption of Class I shares that may be charged by a financial intermediary. Redemption proceeds will normally be sent seven (7) calendar days following receipt of the redemption order. Under normal circumstances, the Fund expects to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Fund will typically borrow money through the Fund's bank line-of-credit. The Fund may also choose to sell portfolio assets for the purpose of meeting such requests. The Fund further reserves the right to distribute "in-kind" securities from the Fund's portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.
You may redeem all or part of your investment in the Fund on any day that the Trust is open for business, subject to certain restrictions described below. You may request a redemption by mail or telephone. For IRA account redemptions you may submit a written request or an IRA Distribution form. Shareholders must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election will generally be subject to a 10% withholding.
Shares held in IRA accounts may be redeemed by telephone at 1-844-MHFUNDS. Investors will be asked whether or not to withhold taxes from any distribution.
Redemption requests will not become effective until all documents have been received in good form by the Transfer Agent. The Transfer Agent may require additional documents for the sales of shares by a corporation, partnership, agent, fiduciary, surviving joint owner or from accounts with executors, trustees, administrations or guardians. Shareholders should contact the Transfer Agent for further information concerning documentation required for redemptions of Fund shares.
By Mail: You may redeem any part of your account by sending a written request to your financial intermediary, if applicable, or to the Trust.

•	The redemption requests sent to the Trust must be initiated by an authorized trader on the account and contain the following information:

•	the Fund name;

•	your account number;

•	your address;

•	the dollar amount or number of shares you wish to redeem;

•	the signature(s) of all registered account owners (refer to account application for signature requirements); and

•	the Federal tax withholding election (for retirement accounts).

•	The redemption request should be sent to:
Miller/Howard Funds Trust
P.O. Box 701
Milwaukee, WI 53201-0701
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Fund may waive any of the above requirements in certain instances.

•
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

By Telephone: You may redeem shares by telephone by calling 1-844-MHFUNDS.

•	If you wish to use the telephone redemption feature, you must have accepted telephone options on the New Account Application.

•
Proceeds from telephone transactions will be mailed only to the names(s) and address of record and will only be executed if telephone redemptions are authorized on the account. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

•
For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will employ reasonable measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such telephone instructions.

•	The Fund may terminate the telephone procedures at any time.

•
During periods of extreme market activity it is possible that you may encounter some difficulty in reaching us by telephone. If you are unable to reach us by telephone, you may request a redemption by mail. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

When making your initial investment in the Fund, you may choose to participate in the Systematic Withdrawal Program. This program allows you to automatically sell your shares and receive regular distributions from your account. For more information about the Systematic Withdrawal Program, see Other Client Services – Systematic Withdrawal Program.
When Redemptions Are Effective. Redemption requests received by the Fund or an authorized financial intermediary before 4:00 p.m. Eastern Time (or before the NYSE closes if it closes before 4:00 p.m.) will be effective that day. Redemption requests received by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed on the following business day. The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed redemption request.

The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary or fund may charge a transaction fee to redeem shares.
When Redemptions Are Made. You may receive redemption proceeds by check, ACH or direct deposit into your bank account. In the event that an ACH is impossible or impractical, the redemption proceeds will be sent by mail to the designated account. Amounts withdrawn by mail normally are sent by U.S. mail within one business day after the request is received, and are mailed no later than seven (7) calendar days after receipt of the redemption request. Amounts withdrawn by telephone normally are mailed or wired on the next bank business day following the date of the redemption request. You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. In this case, your signature may require a signature guarantee or other acceptable form of authentication.
ACH Requests. If any portion of the shares to be redeemed represents an investment made by check or ACH, the Fund may delay the payment the redemption proceeds until the transfer agent is reasonably satisfied that the purchase amount has been collected. This may take up to twelve calendar days from the purchase date. This delay will not apply if you purchased your shares via wire payment.
As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the wired proceeds. The Transfer Agent will charge $15 per wire at any time. The shareholder may also be charged a similar fee from the receiving bank.
Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or other fiduciaries.
Periodic Withdrawal Plan
You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Contact your financial intermediary, or the Trust for details. Not all financial intermediaries offer this plan.
Suspension of Redemptions
The Trust can suspend or postpone payment of redemption proceeds for up to seven (7) calendar days. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.
Accounts with Low Balances. If your Fund account is valued at less than $100, other than as a result solely of depreciation in share value, the Fund may request that your financial intermediary close your account. The Fund reserves the right to make such a request annually; however, certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary or from the Trust to increase your account balance to the required minimum to avoid having your account closed. You may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption upon closure of your account.
The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
The Fund also reserves the right to redeem your shares and close your account if redemption activity brings the value of your account below $100, or you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30‑day period. Each share of the Fund also is subject to involuntary redemption at any time if the Board determines to liquidate the Fund.
Incidental Costs. There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call 1-844-MHFUNDS. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. We reserve the right to change any of the above fees after notice to you.
Redemptions in Kind. Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Trust reserves the right to request a Medallion Signature Guarantee request in writing for share redemptions valued $250,000 or more. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on each Fund and its remaining shareholders. In the event the Fund makes an in‑kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.
Identity and Fraud Protection. On every shareholder request received, the transfer agent will employ reasonable measures to verify the identity of the initiator, such as requesting verification of account name, account number, Social Security Number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such instructions.
Please take precautions to protect yourself from fraud. It is important to keep your account information private, and immediately review any account statements or other information that are provided to you from the Trust. Please contact the Trust immediately about any transactions or changes to your account that you believe are unauthorized.
OTHER CLIENT SERVICES
Automatic Investment Plan
Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. The Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, quarterly, semi-annual or annual basis. In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If you bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s Transfer Agent at 1-844-MHFUNDS for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to effective date.
Direct Deposit
Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the Fund for information on this service by calling 1-844-MHFUNDS. There is no charge for this service, although the financial institution debiting your account may charge a fee for this service.
Systematic Withdrawal Program
This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This option may be selected by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. If the systematic withdrawal amount exceeds the account balance, the withdrawal will be processed for the remaining account balance and the account will be closed. You may make additional investments to the account and may change or stop the systematic withdrawal program at least 5 days prior to the next scheduled withdrawal. There is no charge for this program.
Sub‑accounting for Institutional Investors
The Fund’s optional sub‑accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub‑accounts and for the master account. For more information about this system, please contact the Transfer Agent at 1-844-MHFUNDS.
Householding
In an effort to decrease cost, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more account and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call 1-844-MHFUNDS to request individual copies of these documents. Once the Fund receives notice to stop householding we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
State Inactivity
Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in the Fund may be transferred to that state.

Lost Shareholder
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.
Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Section 4.	General Information
Distributions
The Fund intends to make monthly distributions to shareholders. Various factors will affect the levels of cash the Fund receives from its investments, as well as the amounts of income and return of capital (in the case of the Fund's investments in MLPs) represented by such cash. To permit the Fund to maintain more stable monthly distributions, it may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Certain distributions may be considered returns of capital for tax purposes. Such dividends are subject to U.S. federal income tax at ordinary income or capital gain rates. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. However, such distributions are typically supported by cash distributions received by the Fund from its MLP investments or other return of capital distributions received. A return of capital distribution by the Fund would result in a decrease in the cost basis of a shareholder’s investment. Any undistributed cash would be available to supplement future distributions and until distributed would add to the Fund’s NAV. Correspondingly, once distributed, such amounts will be deducted from the Fund’s NAV.
In order to maximize tax efficiency of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund’s income from certain dividends, interest and any net realized short‑term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long‑term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held. It is not possible to predict how much of our net investment income will be included in the distributions that are made to shareholders. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income will be distributed monthly. Distributions of capital gains are normally declared in December and paid in January. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may change your distribution option at any time by writing or calling the Transfer Agent at least 5 days prior to the record date of the next distribution.
How Distributions Affect the Fund's NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Dividends and net capital gain that have not yet been distributed are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
Taxes
As with any investment, you should consider the tax consequences of investing in the Fund. Any tax liabilities generated by your transactions are your responsibility and not the Fund’s or the intermediaries’. The following discussion does not apply to qualified tax‑deferred accounts or other non‑taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
Non‑U.S. Income Tax Considerations
Investment income that the Fund receives from its non‑U.S. investments may be subject to non‑U.S. income taxes, which generally will reduce the Fund’s distributions. However, the United States has entered into tax treaties with many non‑U.S. countries that may entitle the Fund to certain tax benefits.
Taxes and Tax Reporting
The Fund will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gain (which may be taxable at different rates, depending on the length of time the Fund holds its assets). Dividends from the Fund’s long‑term capital gain are generally taxable as capital gain, while dividends from short‑term capital gain and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from the Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long‑term capital gain. The tax you pay on a given capital gain distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable.
Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Fund’s transfer agent will send you the statement on the Fund’s behalf. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.
Please note that if you do not provide the Fund with your correct Social Security number or employer identification number, federal law requires the Fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate for backup withholding
Please consult the Statement of Additional Information and your tax advisor for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.
Foreign Tax Credit
A regulated investment company more than 50% of the value of whose assets consists of stock or securities in non‑U.S. corporations at the close of the taxable year may, for such taxable year, pass the regulated investment company’s foreign tax credits through to its investors.

Payments to Financial Intermediaries
From its own assets, the Fund or its affiliates may pay selected brokerage firms or other financial intermediaries that sell shares of the Trust for distribution, marketing, promotional or related services. To the extent that these payments are made from the Fund's assets, the payments will only be made pursuant to the Adviser Share Class shares’ Distribution Plan.
Such payments may be based on gross sales, assets under management or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by the Trust, may be substantial and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares.
The Advisor and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with the Trust’s marketing efforts, access to sales personnel and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time.
In addition, for all shares, the Advisor or its affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers and other financial intermediaries for providing other marketing or distribution‑related services. The Advisor or an affiliate may also pay fees, from their own assets, for recordkeeping, sub‑accounting, transaction processing and other shareholder or administrative services (including payments for processing transactions via the NSCC or other means) in connection with investments in the Fund. These fees are in addition to any fees that may be paid by the Fund for these types of services or other services.
The Advisor or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting or business building programs for such intermediaries to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales‑based, asset‑based and transaction‑based payments. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services and maintain the necessary infrastructure to make the Fund available to their customers.
The receipt of (or prospect of receiving) sales‑, asset‑ and/or transaction‑based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of the Fund's shares over sales of other mutual funds (or non‑mutual fund investments) or to favor sales of one class of Fund shares over sales of another of Fund share class. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Fund within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Fund in various ways within such financial intermediary’s organization.
The payment arrangements described above will not change the price an investor pays for share nor the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
Availability of Portfolio Holdings Information
The Disclosure of Portfolio Holdings Policies and Procedures has been adopted by the Trust and all mutual funds managed within the Trust. The following describes policies and procedures with respect to the disclosure of portfolio holdings.

•
Full Holdings: The Fund may make available full portfolio holdings, weights or issuer information on the Fund's website on a monthly and/or quarterly basis 30-days after the end of the period for which such holdings (and/or other information) are shown. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q or any successor form within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to the Fund’s shareholders. These reports (i) are available on the SEC’s website at www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling the Trust at (845) 679- 9166.

•
Top 10 Holdings: The Fund may make available top 10 portfolio holdings, weights, issuer information and other portfolio characteristics on the Fund’s website on a monthly and/or quarterly basis 15 days after the end of the period for which such holdings (and/or other information) are shown.

•
Other Information: The Fund may provide other portfolio information monthly and/or quarterly on the Fund’s website 15 days after the end of the period for which such holdings (and/or other information) are shown.

A description of the policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and on the Fund's website.
Frequent Trading
Frequent Trading Policies and Procedures

The Board has adopted policies and procedures with respect to short‑term and frequent trading of Fund shares (“frequent trading”). The Fund is intended exclusively for long‑term investment and will take reasonable steps to attempt to detect and deter short‑term and frequent trading. Transactions placed in violation of the Fund’s exchange limits or frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. In enforcing these policies and procedures, the trading history of accounts determined to be under common ownership or control by the Trust may be considered. As described below, however, the Fund may not be able to identify all instances of frequent trading or completely eliminate the possibility of frequent trading.
In particular, it may be difficult to identify frequent trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of frequent trading in the accounts impractical without the assistance of the intermediary.
Among other safeguards, the Fund attempts to deter frequent trading through the following methods:

•	exchange limitations as described under “Exchanges”;

•	trade monitoring;

•	fair valuation of securities as described under “Pricing of Fund Shares”; and
Generally, a purchase and redemption of shares from the Fund within 30 days (a “round‑trip”) may result in enforcement of the Fund’s frequent trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.
The Fund constantly monitors for patterns of shareholder frequent trading. Any investor who makes more than one round‑trip in the Fund over a 60‑day period may be subject to suspension or termination of such investor’s exchange privileges. The Fund may also bar future purchases into the Trust by such investor.
Omnibus transactions placed through a financial intermediary for numerous investors may cause such investors to be treated as a group for purposes of the Fund’s frequent trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts. Because certain intermediaries transmit purchase, exchange and redemption orders to the Fund as a net aggregation of numerous investor orders, the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.
In an attempt to detect and deter frequent trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to: requiring that trades be placed by U.S. mail; prohibiting future purchases by investors who have recently redeemed Fund shares; requiring intermediaries to report information about customers who purchase and redeem large amounts; and other similar restrictions.
The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries. Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange or redemption programs generally do not raise frequent trading concerns and normally do not require application of the Fund’s methods to detect and deter frequent trading.
The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s policies and procedures regarding frequent trading may be modified at any time by the Fund’s Board. For more information about the Fund’s Frequent Trading Policy and its enforcement, see “Frequent Trading” in the Statement of Additional Information.
Frequent Trading Risks
Frequent trading may present risks to the Fund’s long‑term shareholders and investment objectives. Frequent trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders.
When the Fund invests in non‑U.S. securities, it may be at a greater risk for frequent trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a non‑U.S. market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in the funds that do not invest in non‑U.S. securities, for example, when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV (referred to as “stale pricing”). If the Fund holds thinly traded securities, such as certain small‑capitalization securities, it may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short‑term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long‑term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, under such circumstances there is potential for short‑term arbitrage trades to dilute the value of Fund shares.
Although the Fund takes steps to detect and deter frequent trading pursuant to the policies and procedures described in this Prospectus and approved by the Board, there is no assurance that these policies and procedures will be effective in limiting frequent trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of frequent trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of frequent trading transactions in the Fund through an omnibus account difficult and makes the elimination of frequent trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter frequent trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of frequent trading. Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to frequent trading in the Fund.
Shareholder Communications
Your financial intermediary or plan sponsor (or the Fund's transfer agent, if you hold shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or the Fund's transfer agent, if you hold shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or the Trust, if you hold shares directly with the Fund) to obtain these reports. The Fund’s fiscal year ends on October 31.

Section 5.	Financial Highlights
The financial highlights in the following tables are intended to help you understand the financial performance of the Fund for the fiscal periods indicated. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the tables below has been derived from the financial statements audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request or on the Fund's website at www.mhifunds.com.
Miller/Howard Income-Equity Fund – Class I

	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2017	Period from December 31, 2015(1) Through October 31, 2016
Per Common Share Data (2)
Net asset value, beginning of period	$10.94	$11.44	$10.35	$10.00
Income from Investment Operations
Net investment income (loss) (3)	0.27	0.29	0.26	0.14
Net realized and unrealized gains (losses)	0.84	(0.30)	1.29	0.35
Total from investment operations	1.11	(0.01)	1.55	0.49
Dividends and distributions
Net investment income	(0.35)	(0.36)	(0.34)	(0.14)
Net realized gain	(0.22)	(0.13)	(0.12)	—
Total dividends and distributions	(0.57)	(0.49)	(0.46)	(0.14)
Net asset value, end of period	11.48	$10.94	$11.44	$10.35
Total investment return (4)	10.73%	(0.11)%	15.22%	4.87%	(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$79,737	$103,552	$105,935	$65,892
Ratio of expenses to average net assets, before waiver	1.35%	1.32%	1.40%	2.08%	(5)
Ratio of expenses to average net assets, after waiver	0.78%	0.84%	0.99%	1.00%	(5)
Ratio of net investment income (loss) to average net assets, before waiver	1.90%	2.00%	2.07%	0.59%	(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.46%	2.48%	2.48%	1.67%	(5)
Portfolio turnover rate (7)	50%	76%	30%	38%	(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire period.

(3)	Per share data based on average shares outstanding during the period.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Miller/Howard Income-Equity Fund – Adviser Share Class

	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2017	Period from December 31, 2015(1) Through October 31, 2016
Per Common Share Data (2)
Net asset value, beginning of period	$10.93	$11.44	$10.33	$10.00
Income from Investment Operations
Net investment income (loss) (3)	0.24	0.26	0.24	0.11
Net realized and unrealized gains (losses)	0.84	(0.30)	1.29	0.35
Total from investment operations	1.08	(0.04)	1.53	0.46
Dividends and distributions
Net investment income	(0.32)	(0.34)	(0.30)	(0.13)
Net realized gain	(0.23)	(0.13)	(0.12)	—
Total dividends and distributions	(0.55)	(0.47)	(0.42)	(0.13)
Net asset value, end of period	11.46	$10.93	$11.44	$10.33
Total investment return (4)	10.39%	(0.42)%	15.12%	4.53%	(6)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$627	$295	$276	$224
Ratio of expenses to average net assets, before waiver	1.60%	1.68%	1.66%	28.42%	(5)
Ratio of expenses to average net assets, after waiver	1.03%	1.10%	1.24%	1.25%	(5)
Ratio of net investment income (loss) to average net assets, before waiver	1.63%	1.63%	1.92%	(25.88)%	(5)
Ratio of net investment income (loss) to average net assets, after waiver	2.20%	2.21%	2.34%	1.29%	(5)
Portfolio turnover rate (7)	50%	76%	30%	38%	(6)

(1)	Commencement of Operations.

(2)	Information presented relates to a share outstanding for the entire period.

(3)	Per share data based on average shares outstanding during the period.

(4)	Total investment return assumes the reinvestment of dividends and distributions.

(5)	Annualized.

(6)	Not annualized.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

ADDITIONAL INFORMATION
You will find more information about the Fund in the following documents:
Annual and Semi‑Annual Reports: Our annual and semi‑annual reports will list the holdings in the Fund, describe the Fund's performance, include financial statements for the Fund, and discuss the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.
Statement of Additional Information (“SAI”): The Statement of Additional Information contains additional and more detailed information about the Fund. The SAI is incorporated by reference into (and is thus a part of) this Prospectus.
In addition to requesting these documents from your financial representative, there are three additional methods to get a copy of these documents:

1.	Call or write for one, and a copy will be sent without charge.
Miller/Howard Funds Trust
P.O. Box 549
Woodstock, NY 12498

2.
Write to the Public Reference Room of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. Or, you may e‑mail your request to publicinfo@sec.gov. The SEC may charge a copying fee for this service.

3.	Go to the SEC’s website (www.sec.gov) and download a free text‑only version.
If you are a current Fund shareholder and would like information about your account, account transactions, or account statements, please call us at 1-844-MHFUNDS.
If you purchased your shares through a financial intermediary, you may contact that intermediary for more information. The Trust’s Investment Company Act File number is 811-23111.